Exhibit 99.42

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  October, 1998
          Series 1998-12C, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %               7.040266
                                                     ------------------------
       Weighted average maturity                                      174.01
                                                     ------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
              Principal Per      Prepayments Per  Interest Per
     Class     Certificate         Certificate     Certificate   Payout Rate
     -----     -----------         -----------     -----------   -----------
       PO3   $    3.58261681     $   0.24582511  $  0.00000000   %0.00000000
       3A1   $   14.89341883     $  10.87645119  $  5.24029523   %6.49999994
       3A2   $    0.00000000     $   0.00000000  $  5.41666522   %6.49999826
       3A3   $    3.26889400     $   2.38722700  $  5.38166300   %6.49999994
       3A4   $   11.88342639     $   8.67829662  $  5.27668622   %6.49999997
       SUP3  $    0.00000000     $   0.00000000  $  0.28661775   %0.35334157
       3R    $    0.00000000     $   0.00000000  $  0.00000000   %0.00000000
       3M    $    3.26889729     $   0.00000000  $  5.38166554   %6.50000300
       3B1   $    3.26889467     $   0.00000000  $  5.38166612   %6.50000366
       3B2   $    3.26889467     $   0.00000000  $  5.38166612   %6.50000366
       3B3   $    3.26889812     $   0.00000000  $  5.38166185   %6.49999853
       3B4   $    3.26890225     $   0.00000000  $  5.38168127   %6.50002196
       3B5   $    3.26888750     $   0.00000000  $  5.38167039   %6.50000888

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $      N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                        $             36,132.29
                                                              ------------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:     $        169,462,194.33
                                                              ------------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  523
                                                           ---------------------
      3.
      Beginning Aggregate Class   Ending Aggregate        Ending
        Certificate Principal    Class Certificate  Single Certificate
Class          Balance           Principal Balance       Balance         Cusip
-----          -------           -----------------       -------         -----
PO3   $           642,705.19  $        640,326.01  $          964.22
3A1   $        36,472,455.10  $     35,910,973.21  $          952.55   36157RMX0
3A2   $         2,300,000.00  $      2,300,000.00  $        1,000.00   36157RMY8
3A3   $         9,935,377.94  $      9,902,689.01  $          990.27   36157RMZ5
3A4   $       118,670,029.46  $    117,222,412.81  $          962.27   36157RNA9
SUP3  $       149,591,898.43  $    147,616,116.66  $          960.54
3R    $                 0.00  $              0.00  $            0.00   36157RNE1
3M    $         1,311,486.78  $      1,307,171.78  $          990.27   36157RNB7
3B1   $           437,161.60  $        435,723.27  $          990.27   36157RNC5
3B2   $           437,161.60  $        435,723.27  $          990.27   36157RND3
3B3   $           786,891.87  $        784,302.87  $          990.27   36157RPE9
3B4   $           262,296.96  $        261,433.96  $          990.27   36157RPF6
3B5   $           262,301.18  $        261,438.17  $          990.27   36157RPG4

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             3        Principal Balance  $         690,730.79
                               --------                          ---------------
       2.   60-89 days
            Number             2        Principal Balance  $         436,855.63
                               --------                          ---------------
       3.   90 days or more
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       4.   In Foreclosure
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       5.   Real Estate Owned
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $               0.00
                                                              ------------------

       2.   Bankruptcy Loss Amount:                        $               0.00
                                                              ------------------

       3.   Fraud Loss Amount:                             $               0.00
                                                              ------------------

       4.   Certificate Interest Rate of the Class S Certificate:%  0.35334157
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